EXHIBIT A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock of KaloBios Pharmaceuticals, Inc. and further agree that this agreement be included as an exhibit to such filing. Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf this 4th day of February, 2015.

MPM BIOVENTURES III, L.P.		MPM BIOVENTURES III-QP, L.P.

By:	MPM BioVentures III GP, L.P.,	By:	MPM BioVentures III GP, L.P.,
	its General Partner		its General Partner

By:	MPM BioVentures III LLC,	By:	MPM BioVentures III LLC,
	its General Partner		its General Partner

By:	/s/ Luke Evnin	By:	/s/ Luke Evnin
	Name: Luke Evnin		Name: Luke Evnin
	Title: Series A Member		Title: Series A Member

MPM BIOVENTURES III PARALLEL FUND, L.P.		MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By:	MPM BioVentures III GP, L.P.,	By:	MPM BioVentures III GP, L.P.,
	its General Partner		in its capacity as the Managing Limited Partner

By:	MPM BioVentures III LLC,	By:	MPM BioVentures III LLC,
	its General Partner		its General Partner

By:	/s/ Luke Evnin	By:	/s/ Luke Evnin
	Name: Luke Evnin		Name: Luke Evnin
	Title: Series A Member		Title: Series A Member

MPM ASSET MANAGEMENT INVESTORS 2005 BVIII LLC		MPM BIOVENTURES STRATEGIC FUND, L.P.

By:	/s/ Luke Evnin	By:	MPM BioVentures III GP, L.P.,
	Name: Luke Evnin		its General Partner
Title: Manager
		By:	MPM BioVentures III LLC,
its General Partner

		By:	/s/ Luke Evnin
Name: Luke Evnin
Title: Series A Member

MPM BIOVENTURES III GP, L.P.		MPM BIOVENTURES III LLC

By:	MPM BioVentures III LLC,	By:	/s/ Luke Evnin
	its General Partner	Name: Luke Evnin
		Title:	Series A Member

By:	/s/ Luke Evnin
Name:	Luke Evnin
Title:	Series A Member

By:	/s/ Luke Evnin	By:	/s/ Ansbert Gadicke
	Name: Luke Evnin		Name: Ansbert Gadicke

By:	/s/ Nicholas Galakatos	By:	/s/ Michael Steinmetz
	Name: Nicholas Galakatos		Name: Michael Steinmetz

By:	/s/ Kurt Wheeler	By:	/s/ Nicholas Simon III
	Name: Kurt Wheeler		Name: Nicholas Simon III

By:	/s/ Dennis Henner
Name: Dennis Henner